                                                                    EXHIBIT 99.2
Text of April 20, 2006 conference call.


CORPORATE PARTICIPANTS

 ED HEINEN
 GlowPoint, Inc. - CFO

 MICHAEL BRANDOFINO
 GlowPoint, Inc. - CEO

 JOE LAEZZA
 GlowPoint, Inc. - COO



CONFERENCE CALL PARTICIPANTS

 ELLIOT GOLD
 TeleSpan Publishing Corporation - President

 ALAN KELLY
 Florist Advisory

 JOSEPH PUTARUSO


 BILL FOREMAN


 RICHARD PEARL
 Bear Stearns - Analyst



 PRESENTATION



--------------------------------------------------------------------------------
OPERATOR


 Good afternoon everyone. Welcome to the GlowPoint April Restructuring Update Conference Call. Before we begin, I want to remind listeners that this call is being webcast live over the Internet and that a webcast replay will also be available on the Company's website, www.glowpoint.com, following the call.

This call is being hosted by the Company's CEO, Michael Brandofino, and there will be a brief question-and-answer period following the Company's prepared remarks.

I would now like to introduce GlowPoint's CFO, Ed Heinen, who will review the Safe Harbor information with you now. Please proceed.


--------------------------------------------------------------------------------
 ED HEINEN  - GLOWPOINT, INC. - CFO


 Thank you very much.

The statements contained herein, other than historical information, are or may be deemed to be forward-looking statements and involve factors, risks, and uncertainties that may cause actual results in future periods to differ materially from such statements. These factors, risks, and uncertainties include market acceptance and availability of new video communication services; the nonexclusive and terminable-at-will nature of sales agents agreements; rapid technological change affecting demand for our services; competition from other video communication service providers; and the availability of sufficient financial resources to enable us to expand our operations; as well as other risks detailed from time to time in our filings with the Securities and Exchange Commission.

Today's call and webcast may include non-GAAP financial measures within the meaning of SEC Regulation G.


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                                                                FINAL TRANSCRIPT
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APR. 20. 2006/4:30PM ET, GLOW.PK - GLOWPOINT, INC. RESTRUCTURING PROGRESS UPDATE
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--------------------------------------------------------------------------------
 MICHAEL BRANDOFINO  - GLOWPOINT, INC. - CEO


 Thanks Ed. Hello everybody. Thank you for joining us today. I'm Mike Brandofino, formerly the Chief Technology Officer for GlowPoint. As GlowPoint's new CEO, I have been tasked by our Board of Directors with implementing a restructuring plan designed to get expenses in line with our revenues, with the ultimate goal of becoming cash flow positive in 2006.

Also here today are two key people who have been driving the restructuring plan with me, Joe Laezza and Ed Heinen. Joe is our new Chief Operating Officer. He was formerly VP of Operations.


--------------------------------------------------------------------------------
 JOE LAEZZA  - GLOWPOINT, INC. - COO


 Hello everyone.


--------------------------------------------------------------------------------
 MICHAEL BRANDOFINO  - GLOWPOINT, INC. - CEO


 And Ed was formerly VP and Controller and is now our Chief Financial Officer.


--------------------------------------------------------------------------------
 ED HEINEN  - GLOWPOINT, INC. - CFO


 Hi.


--------------------------------------------------------------------------------
 MICHAEL BRANDOFINO  - GLOWPOINT, INC. - CEO


 The purpose of this call is to explain in some detail our restructuring plan and provide an update on what we've accomplished so far. I will also attempt to provide answers to some questions I have received regarding the restructuring plan, as well as some other topics that require updates.

As the Moderator stated, we will have a question-and-answer period of about 20 minutes following my remarks, and I will follow that with a brief summary.

The approach to our restructuring initiatives and new 2006 business plan involve three basic components-- reducing costs, with a focus on main components of salary and related expenses, cost of goods, and SG&A; protect the revenue base by retaining our customers; and, of course, growing revenue. This may sound very simple, but it's amazing how difficult it is to attain without a focused plan.

In building the plan, we took a very conservative approach. From a modeling perspective we assumed, at a minimum, we would strive to maintain the monthly revenue we generated as of January '06, and cut enough expense to match that revenue rate. This is not to say that we don't anticipate or want growth. We just don't want to count on sales growth alone to get us to cash flow positive. We need to deal with what we know, which is that GlowPoint has a stable, recurring revenue flow that is predictable. So our plan is designed around cutting costs out of the business so we'll be in line with this revenue stream.

We anticipate cutting approximately $10 million in costs from the business. However, a primary goal is to make sure we don't do anything that adversely affects the GlowPoint experience and our ability to provide great customer service. This is what makes our customers so loyal to GlowPoint. Therefore, any changes that we have planned or that have already been executed are focused on maintaining our ability to deliver high-quality services to our customers.

So when we addressed salary and related expenses in our recent staff reductions, we carefully planned to minimize the impact on customer interaction they experienced. Roughly 75% of the positions we eliminated were non-customer facing. We targeted areas such as marketing, HR, finance, applications development, and R&D. The only customer-facing positions eliminated were some non-producing salespeople and some help desk engineers.

Growing revenue and expanding our customer base are important goals, and, as a result, we continue to maintain a sales team. We have combined the remaining marketing resources with the sales team to create a single group focused on direct sales with about 14 people in the group.


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                                                                FINAL TRANSCRIPT
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APR. 20. 2006/4:30PM ET, GLOW.PK - GLOWPOINT, INC. RESTRUCTURING PROGRESS UPDATE
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Nothing was spared scrutiny and that included upper management. Given the realities of our revenue to expense ratio, we felt it prudent to have a flatter organization, allowing us to eliminate some higher-end salaries and related expenses. To that end, through mutual consent and in support of the restructuring efforts, David Trachtenberg, former CEO; Rod Dorsey, former CFO; Stu Gold, former VP of Marketing; and Rochelle Wilson, former Director of HR are no longer part of the GlowPoint team. In all, we have realized approximately 40% cost reductions for salary and related expenses, which equates to approximately $3.4 million on an annualized basis.

In addressing cost of goods, which is basically any expense, variable or fixed, that is required to provide services to our customers, we look at four main components -- the network, which is comprised of the backbone, aggregation circuits, ISDN connectivity, and co-location fees; the local loop, which are the last-mile circuits we use to connect customers to the GlowPoint network; the infrastructure, which includes equipment, network management tools, and video applications; and our bridging operation, which is in Ventura, California, and provides managed bridging services.

From a network perspective, we have seen significant progress in 2006 due to initiatives that began in the last quarter of 2005. These initiatives involve the consolidation and rightsizing of our network to reduce the associated expenses. We started to see efforts yield results, as the costs associated with our network have already begun to decline. We have a number of new projects underway that will yield additional savings in the coming months.

Once all projects are completed, we anticipate cost reductions on an annualized basis of over $3 million. This generally begs the question, "So why haven't you done this before?"

The answer is twofold. First, in 2003, we developed a plan to support very aggressive growth. This plan required building out the organization and allocating expenses for marketing, sales, and product development. At the time, we felt it prudent to keep the network intact to support the anticipated growth, but the aggressive growth didn't happen. So we have been forced to adjust our thinking and to reflect the current conditions.

Second, we originally designed the network to support four times the amount of customers and locations we have today. We now have significant intelligence on usage patterns and the requirements of our current customer base. This allowed us to redesign and right-size portions of our network to save a significant amount of money without risking performance. In reality, many of the network rightsizing projects did begin in 2005, but the resulting expense reductions are only being seen now.

Logically, the next question is "When do we see savings?" The short answer is we are already seeing significant savings. However, I want to set expectations and explain the timing on some of the cost-saving initiatives. When we talk about reengineering the backbone or replacing expensive last-mile circuits with more cost-effective solutions, we are talking about complicated projects. In some cases, there will also be a short-term double expense or buy-out associated with canceling circuits. So before implementing any cost-reductions project, we weigh all the short-term costs against long-term benefits, as well as the overall impact on performance.

It can take weeks or months to plan and implement one of these cost-saving projects. As a result, there is often a lag of two or three months after the cancellation of the circuits before we realize the associated reduction in costs. So while we anticipate approximately $2.2 million in savings in 2006, there will be some one-time restructuring charges associated with these efforts in the first two quarters of 2006, and the majority of the savings won't be recognized until later in the year.

As we looked at our SG&A expense, which has traditionally been too high for a company our size, we identified all the major components and worked on ways to eliminate them or at least significantly reduce them. A large expense component in recent quarters has been our corporate legal fees and accounting fees associated with the restatement. As soon as we get back to filing current quarters, these extra expenses will be eliminated.

We are a public company, and while there are unavoidable legal and accounting expenses associated with being a public company, we believe we can significantly reduce these expenses by more efficiently managing our outside resources during 2006. And, as previously stated, we already addressed some of the large salaries and related expenses that were part of SG&A, and we have scrutinized every aspect of our administrative costs and have implemented strict expense management guidelines and detailed budgets across the organization. The cost reduction from our efforts on SG&A are estimated at approximately $3.6 million on an annualized basis.

I am pleased to say that we have already seen positive improvement and have made significant progress in our expense reduction efforts and feel confident we will meet or exceed our overall goals eliminating $10 million of annualized expense.


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                                                                FINAL TRANSCRIPT
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APR. 20. 2006/4:30PM ET, GLOW.PK - GLOWPOINT, INC. RESTRUCTURING PROGRESS UPDATE
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I mentioned at the beginning of the call that our plan is based on the revenue run rate we started 2006 with. That does not mean that we don't expect to grow the business in 2006. It simply provides a baseline for us to guide priorities and focus our energies. Protecting our revenue base is of paramount importance to us. The good news is that GlowPoint has always maintained a low churn rate thanks to our loyal base of customers. Therefore, part of our plan calls for taking proactive steps to communicate with customers to insure minimal churns while anticipating their changes.

We have three dedicated resources focused on customer relations, but it is the responsibility of everyone in the Company to keep customers happy, and we are taking active steps to retain our revenue base. Some of these activities include a campaign focused on contract renewals and extensions; the introduction of GlowPoint Connect, this is a less expensive service allowing clients to use their own network bandwidth but continue to utilize GlowPoint's features and services; and having executive account reviews with key customers to see how we are doing and what, if anything, we need to address from an executive level.

We have consistently seen approximately 25% of our new revenue come from our existing customers, and we will continue to nurture our customer base to derive as much revenue as possible from each account by offering diverse solutions to meet their needs.

In a recent press release regarding the upcoming NFL draft, I tried to make a clear point that maintaining existing customers and having them come back to us year after year is of vital importance to our business. While some naysayers think it is old news, I think the fact that ESPN and NFL continue to use us are key indicators that 1) even with the cost-saving measures, we can still support the high quality required and we have shown we also continue to grow the broadcast sector, 2) we have successfully shielded our customers from any changes occurring within the business and they are confident in GlowPoint as a vendor, 3) we continue to drive net new revenue, even though we've had to deal with being de-listed from the NASDAQ National Market, and continue to work for our financial restatement, and 4) the strategic relations we formed in early 2005 are paying off.

It stands to reason that growing and maintaining revenue requires a sales team. The common misconception after restructuring an [outfit] was that we eliminated our sales force. This was incorrect. Some salespeople who were not [making] planned were let go, but, as I mentioned earlier, we do maintain a sales organization of 14 people, including a couple of sales engineers.

Our sales efforts are broken into four areas -- direct sales, account management, strategic relationships and channels, and broadcast. We combined the direct sales force with the remaining marketing resource into a direct sales team of eight people. They are focused on directly driving net new business across various enterprise customers, as well as assisting our reseller channel. We created an inside team called Account Management, made up of three individuals who focus on managing and [forming] existing accounts. We also have two dedicated resources focused on strategic relationships and channels. They work on business development and the management of the reseller channel. The reseller channel currently represents about 25% of all new sales, and we have one person dedicated to the broadcast vertical who is supported by our engineering team.

In addition to the sales organization, the executive team is going to be required to drive net new revenue opportunities as well. Our philosophy is that everyone in this Company is a salesperson, and I'm pleased to say that these efforts have not only led to us retaining our existing revenue base, but in the first quarter of this year we have seen revenue growth over the revenue we reported for the first quarter of 2005.

In the past, we have described our business as primarily being contracted revenue and non-contractual revenue. Clearly, contracted revenue is still the most desirable form of revenue, as it is predictable and dependable. However, I believe in the past we have too narrowly focused our efforts on billable subscribable locations, or BSLs, as the main component of contracted revenue. In addition, we did not exploit our unique capabilities and capacity by trying to expand revenue in the non-contractual category, made up primarily of bridging revenue, events like the draft, and the new Vision usage-based revenue.

BSLs represent only one of the ways in which GlowPoint can drive profitable revenue. While it is the bulk of our existing revenue stream today, there are other areas in our market to drive revenue that offer shorter sales cycles and attractive gross margin. In fact, the gross margin of these other services are often better than traditional BSLs, with the added advantage that they don't require additional resources for support. This is because the services leverage the existing organization's [unique] network architecture.

So, in addition to traditional growth in revenue attributed to BSLs in 2006, we will focus on and expect growth in some new areas. GlowPoint has a talent pool of expertise unparalleled in the video space. We will leverage this by offering hosted services on a contracted basis. This essentially means we will host other companies' technology and services on our network and provide video-specific help desk support and engineering services. So, in addition to driving highly-profitable net new contracted revenue, we will essentially be turning cost centers into revenue contributors.


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                                                                FINAL TRANSCRIPT
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APR. 20. 2006/4:30PM ET, GLOW.PK - GLOWPOINT, INC. RESTRUCTURING PROGRESS UPDATE
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Another area of our Company that has been overlooked as a potential revenue growth opportunity is our bridging services. With very little sales focus or effort, our bridging operations managed to consistently generate profitable revenue. We now have a focused effort on selling bridging services and have adjusted the compensation plan to reward our salespeople and our channels for bringing on new bridging customers. In addition to trying to drive net new event revenue, or non-contracted revenue, we have been and will continue to see growth in contracted revenue associated with our bridging services. We have been able to get loyal customers to sign minimum commitment contracts and expect this trend to continue.

Starting that new bridging business helps us in a number of ways. We currently have the infrastructure and equipment that can support and double the current revenue without an increase in staff or resources. The scalability is there with little or no additional capital operational cost. Cost of acquisition is low. Since we have been able to convince new customers to at least try our services with as little as one phone call, we can turn a cold call into a billing customer in one day and have done so on several occasions. And, most importantly, it helps us overcome one of the biggest challenges facing our salespeople, which is a long sales cycle, due in part by the fact that customers don't know how much they're spending on video.

Once we have a customer using our bridging services, we have a clear understanding of the usage patterns and can better tailor our solutions to convert them to the GlowPoint IP Subscription business or other GlowPoint services. Once again, our early efforts are paying off as we saw a nice increase in bridging-related revenues for the month of March and expect this trend to continue.

The third area of focus for new revenue growth is IVE. We will not be putting any effort towards a free video service in 2006, however, we still believe we can leverage the investment in IVE and generate new revenue by promoting a business version of IVE. To date, we have about 225 full-paying IVE customers and another 100 or so trials going on of the business version of IVE. We only need about 400 paying IVE customers to cover the investment we made in creating IVE, so with a little effort we can quickly get to the point where IVE pays for itself and starts contributing to the bottom line.

In addition to selling the business version of IVE to individual customers, we are actively pursuing partners who can leverage the IVE technology with GlowPoint hosting the service for them. We believe there are affinity groups or communities of interest where this solution could be very appealing and could be customized for them. The opportunity to charge for customizing IVE is another example of how we can turn our engineering team from a cost center to a revenue contributor.

GlowPoint has all of the attributes of a successful company-- a proven technology, loyal customers, and a stable revenue base, but we've never been able to grow sales fast enough to support the cost structure we had in place. I believe with the restructuring initiative and our new business plan we can eliminate the excess costs and get our expenses in line with our revenue while we fix the sales engine and drive new revenue opportunities.

Before I wrap up, I would like to touch on several other topics that have come up during recent conversations with investors. I am well aware that we have been perceived as [cold] and difficult to communicate with by the investment and shareholder community. I am committed to doing my best to change this perception and to be as transparent as possible within legal limitations.

There are two ways you can get in touch with the management team at GlowPoint. The best way to get questions answered quickly is to email your questions to InvestorRelations@glowpoint.com. We will try to respond within the same day of receiving your email. In addition, I have been allocating time every Friday to speak with investors who schedule time in advance. I allocate 20-minute time slots to listen to your comments, your concerns, and questions and will provide whatever information I can, legally.

The second item is to reiterate our desire to bring our financials up to date and meet SEC compliance requirements. We filed our 10-Q for the second quarter of '05 earlier this afternoon and expect to file a 10-Q for the third quarter of '05 by mid May. The process is painstakingly slow but cannot be rushed. In the financial reporting process we have to do certain things in a linear fashion. We cannot complete our third quarter financials until we finish the second quarter financials, and because we have no control over this process, we cannot provide an exact date for our third quarter or '05 year-end financials. It has to be right so that you, our investors, have accurate financial information. I can assure you that I have already begun interjecting myself in the process to insure it is moving as fast as it can, and the minute we are done with the quarterly or annual report, we will file with the SEC and make it public.

I also know that some shareholders are frustrated because we recently completed another capital [raise]. The bottom line is that we have very few options given our cash position, the fact that we have been de-listed from the NASDAQ National Market, and we currently only have one year of audited financials, but I believe our ability to get prior investors to reinvest in GlowPoint reflects confidence in the plan and the current management team.


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                                                                FINAL TRANSCRIPT
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APR. 20. 2006/4:30PM ET, GLOW.PK - GLOWPOINT, INC. RESTRUCTURING PROGRESS UPDATE
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Finally, many of you have asked about the status of our engagement with
Rothschild. We are still engaged in exploring strategic alternatives for GlowPoint and there have been interested parties, but the process had been stalled because of the high expense in cash burns we have been reporting. And we have been cautious. We do not want a fire sale. We hope the steps we are taking will have the simultaneous benefit of making GlowPoint a viable standalone business and drive up the overall valuation of the Company. Clearly, a GlowPoint that is no longer burning cash becomes much more attractive to the market and can justify higher valuations than when we originally engaged with Rothschild.

Hopefully, I have addressed many of the questions you had at the start of this call and will now open it up for a question-and-answer session.



 QUESTION AND ANSWER



--------------------------------------------------------------------------------
OPERATOR


 [OPERATOR INSTRUCTIONS]. We have a question on the line from Elliot Gold of TeleSpan Publishing Corporation. Please proceed.


--------------------------------------------------------------------------------
 ELLIOT GOLD  - TELESPAN PUBLISHING CORPORATION - PRESIDENT


 Thank you. Michael, you gave the numbers for IVE, and I think I keyed them in right, but I want to make sure I've got them right. You said there were 350 trials?


--------------------------------------------------------------------------------
 MICHAEL BRANDOFINO  - GLOWPOINT, INC. - CEO


 There are about 225 paying customers, and this is IVE business.


--------------------------------------------------------------------------------
 ELLIOT GOLD  - TELESPAN PUBLISHING CORPORATION - PRESIDENT


 Right.


--------------------------------------------------------------------------------
 MICHAEL BRANDOFINO  - GLOWPOINT, INC. - CEO


 And about 100 trials of the business version right now. We have thousands and thousands that have subscribed for the free version, but we're no longer focusing on that.


--------------------------------------------------------------------------------
 ELLIOT GOLD  - TELESPAN PUBLISHING CORPORATION - PRESIDENT


 Okay. So 225 paying for the business, 100 trials, you need 400 to be profitable?


--------------------------------------------------------------------------------
 MICHAEL BRANDOFINO  - GLOWPOINT, INC. - CEO


 400 to cover the expense of the investment.


--------------------------------------------------------------------------------
 ELLIOT GOLD  - TELESPAN PUBLISHING CORPORATION - PRESIDENT


 I'm sorry, to cover expenses. All right. Okay. Any other areas where--? You mentioned the bridging. I don't know if you are willing to break that out or not when you talk about that revenue or is that something not to be disclosed?


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                                                                FINAL TRANSCRIPT
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APR. 20. 2006/4:30PM ET, GLOW.PK - GLOWPOINT, INC. RESTRUCTURING PROGRESS UPDATE
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--------------------------------------------------------------------------------
 MICHAEL BRANDOFINO  - GLOWPOINT, INC. - CEO


 At the current time we can't disclose specifics, but as we get our other queues out and get current we'll be able to give you more information.


--------------------------------------------------------------------------------
 ELLIOT GOLD  - TELESPAN PUBLISHING CORPORATION - PRESIDENT


 Okay. Thank you very much. I'll get back in the queue.


--------------------------------------------------------------------------------
OPERATOR


 And we'll take our next question from [Alan Kelly] of [Florist Advisory].


--------------------------------------------------------------------------------
 ALAN KELLY  - FLORIST ADVISORY


 Yes, Michael, how are you doing?


--------------------------------------------------------------------------------
 MICHAEL BRANDOFINO  - GLOWPOINT, INC. - CEO


 Hi. Who is this again?


--------------------------------------------------------------------------------
 ALAN KELLY  - FLORIST ADVISORY


 Good guidance and good communications for the Company going forward. We appreciate that. I wanted to know, you didn't mention the Sony deal or the Sony relationship or how you're doing with the Polycom relationship, if there is any kind of business that way since it is more third party and it doesn't require large salaries to do that.


--------------------------------------------------------------------------------
 MICHAEL BRANDOFINO  - GLOWPOINT, INC. - CEO


 Sure. The Sony relationship is going well. We have renewed our contract for the coming year, although the focus is going to be primarily on broadcasting since that's where we've been most successful. The whole IVE solution really crossed over into their consumer space and, quite frankly, made them a little nervous about being in the service space. So we really restructured the agreement and are focusing on where we've been successful and have been driving revenue, quite frankly, which is in the broadcast space.

We do have good relationships with the other manufacturers, although really the deals there happen at the street level. So what we've done is really try to align our salespeople with salespeople from Polycom and TANDBERG and try to work on individual deals. It is unlikely that you'll get -- or that we'll get some kind of overall overarching statement from Polycom saying they're reselling GlowPoint or TANDBERG, but we do have a very good relationship with them and we've worked on a number of deals together and will continue to do so.


--------------------------------------------------------------------------------
 ALAN KELLY  - FLORIST ADVISORY


 Would Wire One fit into any of those relationships or is that just a totally separate issue?


--------------------------------------------------------------------------------
 MICHAEL BRANDOFINO  - GLOWPOINT, INC. - CEO


 Wire One?


--------------------------------------------------------------------------------
 ALAN KELLY  - FLORIST ADVISORY


 Yeah.


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                                                                FINAL TRANSCRIPT
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APR. 20. 2006/4:30PM ET, GLOW.PK - GLOWPOINT, INC. RESTRUCTURING PROGRESS UPDATE
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--------------------------------------------------------------------------------
 MICHAEL BRANDOFINO  - GLOWPOINT, INC. - CEO


 Wire One, unfortunately, decided to buy a competitor of ours called V-Span on the bridging side and no longer resells GlowPoint.


--------------------------------------------------------------------------------
 ALAN KELLY  - FLORIST ADVISORY


 Okay. So it's null and void. Now are you running a dual role with the CEO role and the technology role or how is that going to look going forward?


--------------------------------------------------------------------------------
 MICHAEL BRANDOFINO  - GLOWPOINT, INC. - CEO


 We are all wearing multiple hats.


--------------------------------------------------------------------------------
 ALAN KELLY  - FLORIST ADVISORY


 Okay.


--------------------------------------------------------------------------------
 MICHAEL BRANDOFINO  - GLOWPOINT, INC. - CEO


 In a small [and sphere] company, we will be doing multiple tasks. And, yes, I still will be driving the strategic vision of the Company.


--------------------------------------------------------------------------------
 ALAN KELLY  - FLORIST ADVISORY


 Okay. We would like to have a [involved] conference call with you. How do we proceed on that?


--------------------------------------------------------------------------------
 MICHAEL BRANDOFINO  - GLOWPOINT, INC. - CEO


 The best thing would be to call my assistant, [Christopher Welsh], (973) 391-2002.


--------------------------------------------------------------------------------
 ALAN KELLY  - FLORIST ADVISORY


 973?


--------------------------------------------------------------------------------
 MICHAEL BRANDOFINO  - GLOWPOINT, INC. - CEO


 391-2002.


--------------------------------------------------------------------------------
 ALAN KELLY  - FLORIST ADVISORY


 Great. Thanks. We appreciate it.


--------------------------------------------------------------------------------
OPERATOR


 And we'll take our next question from [Joseph Putaruso]. Please proceed.


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                                                                FINAL TRANSCRIPT
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APR. 20. 2006/4:30PM ET, GLOW.PK - GLOWPOINT, INC. RESTRUCTURING PROGRESS UPDATE
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--------------------------------------------------------------------------------
 JOSEPH PUTARUSO


 Mike, how are you? Good call and we appreciate, like the last caller said, your candid approach and, hopefully, it will help us in the future. One thing I'm concerned about, when there's-- when you have a tumor and there's cancer, you need to cut out all the cancer. A lot of the Board was left intact. We still have Rich Reiss there collecting a salary, and I don't know what he's contributing to the mix here.

What, going forward, is going to be done about moving us along, getting rid of some of the other salaries and some of the Board members to establish credibility with the investment community? You have your whole investment community of brokers and broker-dealers that are no longer allowed to buy the stock here because of the credibility issue, and I think this pertains to that. What is your answer to that?


--------------------------------------------------------------------------------
 MICHAEL BRANDOFINO  - GLOWPOINT, INC. - CEO


 What I will say is I won't comment on any individual Board member. I will say that the current Board has done a really good job of navigating us through the restatement process and the internal audit or investigation of what -- of the finances, and we are always looking for the opportunity to bring new Board members in that could help us in the current situation that we're in. We are now moving into what I would consider a different mode of our existence. Once we have the financials restated, we will look for opportunities to bring new people into the Board, and that's all I can say at this point.


--------------------------------------------------------------------------------
 JOSEPH PUTARUSO


 One other question is we keep going back to the same source of financing and that creates an overhang on the marketplace, which it seems to be doing at this point in time. I know eventually as you drive the Company forward that will work itself out, but what plans do we have going forward to get away from this type of financing that has been a drain on the Company, quite frankly?


--------------------------------------------------------------------------------
 MICHAEL BRANDOFINO  - GLOWPOINT, INC. - CEO


 Okay. The first thing is the way to get away from that is cash flow positive. So that's my ultimate goal is to not have to go back to the market to cash. But I will tell you, our backs were against the wall and we went back to existing investors who have done raises before, who understand the Company. We had one year of audited financials and we were able to accomplish this raise. So it's a difficult thing to do, our backs were against the wall. I understand your concerns and the answer is to become cash flow positive so we don't ever have to do that again.


--------------------------------------------------------------------------------
 JOSEPH PUTARUSO


 Okay. Thank you, Mike. Good job.


--------------------------------------------------------------------------------
OPERATOR


 And we'll take our next question from [Bill Foreman] of GlowPoint.


--------------------------------------------------------------------------------
 BILL FOREMAN


 I don't know why they said GlowPoint, but I thought he was talking about the company I was calling in for. Anyway, I just had a quick follow-up. I know you said you can't address the individual Board members, but with regard to Rich Reiss and the salaries taking, it just seems a little-- I guess this is more of a comment, but it seems a little excessive given the size of the Company relative to other public companies. And, like, I have one other investment that's 20 times the size of GlowPoint on an annual and quarterly revenue basis, and they have a founder who is the Chairman of the Board and he takes no salary whatsoever. He gets his bump from the stock, and he's retired just like Rich Reiss.

And so, I'd just-- I guess I'd like to make a comment that I hope that at some point you guys will look at the salary that you're paying Rich, because it just seems excessive when someone takes a look at the [box] he's in. Maybe he's worth it. I just don't know what he's doing for the Company.


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                                                                FINAL TRANSCRIPT
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APR. 20. 2006/4:30PM ET, GLOW.PK - GLOWPOINT, INC. RESTRUCTURING PROGRESS UPDATE
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--------------------------------------------------------------------------------
 MICHAEL BRANDOFINO  - GLOWPOINT, INC. - CEO


 Understood, and all I can say is that as I mentioned in my talk, nothing has eluded scrutiny, and we will continue to uncover things and resolve expenses that just don't need to be there any more, but, right now, Rich was very helpful during the raise process and continues to be the Chairman of the Board, and that was the preexisting agreement that the Board approved.


--------------------------------------------------------------------------------
 BILL FOREMAN


 I understand that. I just-- next year I hope that they'll consider the fact that relative to other companies this size it's kind of excessive, but I understand that he's on for another year. There's nothing we can do about it.


--------------------------------------------------------------------------------
 MICHAEL BRANDOFINO  - GLOWPOINT, INC. - CEO


 As I said, the Board has been willing to look at themselves and we looked at the upper management, so nothing is sacred. We will do what it takes to get this Company to profitability.


--------------------------------------------------------------------------------
 BILL FOREMAN


 Great. And thanks again for having this call. It's great to hear from you guys after a year, and I'm looking forward to the future. So, good job.


--------------------------------------------------------------------------------
OPERATOR


 And we'll take our next question from [Richard Pearl], Bear Stearns.


--------------------------------------------------------------------------------
 RICHARD PEARL  - BEAR STEARNS - ANALYST


 Hey, Mike. Good presentation. Mike, Joe covered most of my questions that I was going to ask, but one concern that I have here, and it's kind of the past few days and it has been kind of consistent, see the shares trade fairly heavy. They're trading 150,000 - 200,000 shares a day and we can't cut through overhead supply. And apparently the hedge funds and [Burnhill] partners and their ping-pong game here makes it very difficult to figure out when this overhead supply is going to cut loose.

I mean today and yesterday and the day before suddenly we started trading fairly heavy. Now it's extremely frustrating to look at time and sales, which are consistent similar blocks, trying to cut through [48], and any sellers that try to sell get $0.44. Anybody that cuts into a buy hits the upper side. Now, obviously, this is not the first time we've been through this frustration. The last time was February 17 and a couple of times before that.

My question is how much volume do we have to work through before the institutions cut loose their exits, if in fact that's what they're doing? My other question is why can't these hedge funds, which have it both ways, why can't they be restricted from turning or creating this overhead supply? Why can't they be given some kind of restrictive action like you've got to keep the shares for a certain time period or until the shares get up to a certain level? I mean how are investors supposed to take seriously the trades of their stock? I kind of guesstimate that we've got 10 million shares to work through to get through--


--------------------------------------------------------------------------------
 MICHAEL BRANDOFINO  - GLOWPOINT, INC. - CEO


 Rich?


--------------------------------------------------------------------------------
 RICHARD PEARL  - BEAR STEARNS - ANALYST


 Yeah?


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                                                                FINAL TRANSCRIPT
--------------------------------------------------------------------------------
APR. 20. 2006/4:30PM ET, GLOW.PK - GLOWPOINT, INC. RESTRUCTURING PROGRESS UPDATE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 MICHAEL BRANDOFINO  - GLOWPOINT, INC. - CEO


 I don't want to cut you off, but I'm sure you understand that as CEO of this Company I have no control over the people trading the stock. The only control I have is to deliver on this plan and turn this Company into a profitable company and then the stock will take care of itself. I appreciate your concern. I will investigate with my CFO and see if there is anything that we need to be aware of, but realize I have no control over the stock trading in this Company and the only control I have over the price of the stock is by delivering on the performance and turning this Company around, which will ultimately increase the valuations.


--------------------------------------------------------------------------------
 RICHARD PEARL  - BEAR STEARNS - ANALYST


 But, still, I repeat the question. What's creating the overhead?


--------------------------------------------------------------------------------
 MICHAEL BRANDOFINO  - GLOWPOINT, INC. - CEO


 I don't know the answer to that Richard.


--------------------------------------------------------------------------------
 RICHARD PEARL  - BEAR STEARNS - ANALYST


 Now it could be the hedge funds, couldn't it? Definitely.


--------------------------------------------------------------------------------
 MICHAEL BRANDOFINO  - GLOWPOINT, INC. - CEO


 I don't know the answer to it Richard. I wish I did.


--------------------------------------------------------------------------------
 RICHARD PEARL  - BEAR STEARNS - ANALYST


 Can you find out and elaborate on it?


--------------------------------------------------------------------------------
 MICHAEL BRANDOFINO  - GLOWPOINT, INC. - CEO


 Ed and I will investigate and if we find something that needs to be disclosed, we will disclose it.


--------------------------------------------------------------------------------
 RICHARD PEARL  - BEAR STEARNS - ANALYST


 All right. Thanks, Mike.


--------------------------------------------------------------------------------
OPERATOR


 And there seem to be no questions at this time.


--------------------------------------------------------------------------------
 MICHAEL BRANDOFINO  - GLOWPOINT, INC. - CEO


 Okay then. All right. Well, I would like to reiterate that GlowPoint has all of the attributes of a successful company -- proven technology, loyal customers, and a stable revenue base. I am confident that the restructuring plan we have put in place will achieve the stated goal of becoming cash flow positive in 2006 and am pleased with the progress we have seen in all categories in the first quarter.

I would like to thank you for attending the call and to continue to support GlowPoint. Goodbye.


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                                                                FINAL TRANSCRIPT
--------------------------------------------------------------------------------
APR. 20. 2006/4:30PM ET, GLOW.PK - GLOWPOINT, INC. RESTRUCTURING PROGRESS UPDATE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OPERATOR


 LADIES AND GENTLEMEN, THANK YOU FOR JOINING US ON THE CALL.














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the prior written consent of Thomson Financial.
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